Exhibit 10.2.3
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
AMENDMENT
TO
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBERING ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
ANNUAL UPDATE TO CONVERSION FACTOR
FOR THE PERIOD JUNE 1, 2006 TO MAY 31, 2007

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
AMENDMENT
TO
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Annual Update to Conversion Factor
For the Period June 1, 2006 to May 31, 2007
1. PARTIES
This Revision 2 (“Revision”) of Amendment Number 46 ( “Amendment No. 46”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System, as amended by that certain Amending Agreement, effective March 31, 2003 (the “Amending Agreement”) and that certain Amending Agreement, effective October 28, 2005 (the “Second Amending Agreement”) (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Revision shall be effective as of the 1st day of June 2006 (the “Revision Effective Date”) only upon execution of this Revision by Contractor and Customer. The number in the upper left-hand corner refers to this Revision. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. ANNUAL UPDATE
Pursuant to the Amending Agreement of the Master Agreement, Contractor and Customer agreed to specify all amounts chargeable, payable, or to be credited under the Master Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, in Canadian dollars, but except as otherwise provided in the Amending Agreement. For the period June 1, 2003 to May 31, 2004, each such dollar amount, was initially converted from its U.S. dollar amount into Canadian dollars by multiplying each such amount by a conversion factor equal to 1.5723.
In accordance with the terms of the Amending Agreement, effective on each anniversary of the Amending Agreement, the conversion factor set forth above is recomputed based on the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Amending

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
Agreement’s effective date, as published in the Key Currency Cross Rates column of the Wall Street Journal. In accordance with the terms and conditions of the Amending Agreement, the conversion factor for the period of June 1, 2004 to May 31, 2005 was calculated to equal 1.3612, as reflected in Amendment No. 46, and 1.2484 for the period of June 1, 2005 to May 31, 2006, as reflected in Revision 1 to Amendment No. 46. In accordance with the terms and conditions of the Amending Agreement, the conversion factor for the period of June 1, 2006 to May 31, 2007 was calculated to equal 1.1274.
4. AMENDMENT AND RESTATEMENT
Effective on the Revision Effective Date, and throughout the Initial Term, the parties hereby amend and restate Exhibit E and Exhibit G to the Master Agreement and Section 6.1(c) and Article 16 of the Master Agreement in their entirety to reflect all amounts chargeable, payable, or to be credited under the Master Agreement in Canadian dollars based on the conversion factor set forth in Article 3 above (attached hereto as Attachments 1, 2, 3, and 4 respectively). Notwithstanding the foregoing, except when and as otherwise expressly provided by a written agreement between Contractor and Customer, and subject to the reservation in Article 5 below, any amended and restated document attached hereto is intended for information purposes only.
5. RESERVATION
The rights and obligations of the parties with respect to the calculation and application of a conversion factor are defined in the Master Agreement, as amended by the Amending Agreement. It is the intent of the parties that neither party will be prejudiced by any errors or mistakes in calculating any conversion factor or by the application of any conversion factor. Upon the discovery of any such error or mistake, the parties will promptly and in good faith issue a correction; e.g., by issuing a revised Statement of Work.
6. COMPLETION AND ACCEPTANCE CRITERIA
The following internal documents are applicable to the Additional Services contemplated under this Revision:
N/A            Functional Requirements Specifications
N/A            Requirements Traceability Matrix
N/A            External Design
N/A            System Design
N/A            Detailed Design
N/A            Integration Test Plan
N/A            System Test Plan
N/A            Software Quality Assurance Program Report
N/A            User Documentation
N/A            Software Configuration Management Plan
N/A            Standards and Metrics

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
7. IMPACTS ON MASTER AGREEMENT.
The following portions of the Master Agreement are impacted by this Revision:
   ☑              Master Agreement
None            Exhibit B Functional Requirements Specification
None            Exhibit C Interoperable Interface Specification
   ☑              Exhibit E Pricing Schedules
None            Exhibit F Project Plan and Test Schedule
   ☑              Exhibit G Service Level Requirements
None            Exhibit H Reporting and Monitoring Requirements
None            Exhibit I Key Personnel
None            Exhibit J User Agreement Form
None            Exhibit K External Design
None            Exhibit L Infrastructure/Hardware
None            Exhibit M Software Escrow Agreement
None            Exhibit O Statement of Work Cost Principles
8. MISCELLANEOUS.
     8.1 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Revision. From and after the Revision Effective Date, this Revision shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
     8.2 Counterparts.
This Revision may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
     8.3 Entire Agreement.
This Revision sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this Revision 2 to Amendment No. 46:

CONTRACTOR: NeuStar, Inc.

By:	/s/ Michael O’Connor

Its:	VP-Customer Relations

Date:	19 July 2006

CUSTOMER: Canadian LNP Consortium, Inc.

By:	/s/ Jacques Sarazin

Its:	President

Date:	June 30/06

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
ATTACHMENT 1
TO
REVISION 2 TO AMENDMENT NO. 46(CA)
Amended and Restated Exhibit E to Master Agreement

EXHIBIT E
PRICING SCHEDULES
NPAC/SMS SERVICES

PRICING SCHEDULES
     The following schedules set forth the prices at which Contractor will be compensated for rendering the Services under the Agreement. A general description of these charges and the methods of billing therefor are set forth in Section 6 of the Agreement. See Agreement for other applicable charges.
     Notwithstanding anything in the Agreement to the contrary: (a) all amounts chargeable, payable, or to be credited under the Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, shall be in Canadian dollars; and (b) all amounts described in subparagraph (a) immediately above, excluding the amount set forth in Sections 20.1(iv) (which amount shall continue to be denominated in US dollars) and 20.4(iv) (which amount shall continue to be denominated in Canadian dollars as set forth below), will be adjusted as follows:
(I) effective on the Effective Date, for the period June 1, 2003 to May 31, 2004, each such dollar amount, shall be converted from its U.S. dollar amount, as such amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein) into Canadian dollars by multiplying each such amount by the number 1.5723; and
(II) effective on each anniversary of the Effective Date, each such dollar amount shall be converted from its U.S. dollar amount, as such U.S. dollar amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein), into Canadian dollars by multiplying each such amount by the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Effective Date, as published in the Key Currency Cross Rates column of the Wall Street Journal.
     Effective on the Effective Date, and throughout the Initial Term, the dollar amount set forth in Section 20.4 will be adjusted by multiplying such dollar amount by the number 1.0000.
     Within fifteen (15) days following the last Business Day in April of each year, the parties shall amend and restate Exhibit E, Exhibit G, Section 6.1(c), and Article 16 in their entirety, to reflect all dollar amounts in Canadian dollars based on the applicable exchange rate.
The exchange rate determined at the June 1, 2006 anniversary is 1.1274 .

Schedule 1
Service Element Fees/Unit Pricing

Price
			U.S.	Price
Category	Service Element	Unit	Dollars	Canadian Dollars

1. [* * *]
	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *][1]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]
	[* * *]	[* * *]	$[* * *]	$[* * *]
2. [* * *]
	[* * *][2]	[* * *]	$[* * *]	$[* * *]
[* * *][3]

Price in USD
for each TN
	Applicable			Porting Event	Price in
	Tiers	Tier Start*	Tier End*	Within Tier	CDN

	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]
	[* * *]	[* * *]	[* * *]	$[* * *]	$[* * *]

* The above tier volumes represent cumulative TN Porting Events measured from September 1, 2005. The price described above for each TN Porting Event is the price for each TN Porting Event within each Tier set forth above.

	[* * *]		[* * *]	[* * *]	[* * *]
				$[* * *]	$[* * *]
	[* * *][4]		[* * *]	$[* * *]	$[* * *]
			[* * *]	$[* * *]	$[* * *]
	[* * *][5]		[* * *]	$[* * *]	$[* * *]
	[* * *][6]		[* * *]	$[* * *]	$[* * *]

	[* * *]		[* * *]	$[* * *]	$[* * *]

3. [* * *]
	[* * *] [7]		[* * *]	$[* * *]	$[* * *]

	[* * *][8]		[* * *]	$[* * *]	$[* * *]

The TN Porting Event charges described in the TN Porting Event row in the foregoing table (the “Amended Rates”) shall be effective as of, and based on, volumes of TN Porting Events executed beginning on [* * *] . Notwithstanding the Amended Rates, if, in any calendar year, including 2005, Users who are shareholders of the Customer (“Canadian Users”), in the aggregate, execute more than [* * *] TN Porting Events, the TN Porting Event charge shall, for the balance of such calendar year in which such number of aggregate TN Porting Events shall have been executed, equal US$ [* * *] (CA$ [* * *] in accordance with SOW46 Revision 2). For greater certainty, subject to the immediately preceding sentence, all TN Porting Events executed by Canadian Users in excess of [* * *] TN Porting Events in any calendar year shall be included in the TN Porting Events used to derive applicable TN Porting Event charges in the years following the year in which Canadian Users executed more than [* * *] TN Porting Events.

Schedule 2
Training Charges

		Price	Price
		U.S.	Canadian
Service Element	Unit	Dollars	Dollars
[* * *]	[* * *]	$[* * *]	$[* * *]
[* * *]9 10	[* * *]	$[* * *]	$[* * *]

*	Training consists of LTI User Training lasting 8 to 12 hours.

Schedule 3
Interoperability Testing *

Price
Canadian
Category & Service Element	Unit	Price	Dollars
[* * *]
[* * *]	[* * *]	$[* * *]	$[* * *]
[* * *]	[* * *]	$[* * *]	$[* * *]
[* * *]
[* * *]	[* * *]	$[* * *]	$[* * *]
[* * *]	[* * *]	$[* * *]	$[* * *]
* [* * *]

[1]	Monthly port charges [* * *]

[2]	[* * *]

[3]	The TN Porting Event [* * *]

The TN Porting Event [* * *]

[4]	An Ad Hoc Report [* * *]

[5]	[* * *]

[6]	[* * *]

[7]	The one-time Log-on ID [* * *]

[8]	The Mechanized Interface [* * *]

[9]	[* * *]

[10]	[* * *]

Amendment No. 46(CA) Rev. 2	Date: June 1, 2006
SOW: ☑No
☐Yes
ATTACHMENT 2
TO
REVISION 2 TO AMENDMENT NO. 46(CA)
Amended and Restated Exhibit G to Master Agreement

EXHIBIT G
SERVICE LEVEL REQUIREMENTS
NPAC/SMS

			Service			Report
			Affecting/			Frequency and
			Non-Service	Performance	Performance Credit	Performance Credit
No.	Procedure	Service Commitment Level	Affecting	Credit US Dollars	Canadian Dollars	Calculation Interval
1.	Service Availability (Customer)	Maintain a 99.9% minimum Service Availability	Service Affecting	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly

			Service			Report
			Affecting/			Frequency and
			Non-Service	Performance	Performance Credit	Performance Credit
No.	Procedure	Service Commitment Level	Affecting	Credit US Dollars	Canadian Dollars	Calculation Interval
2.	Scheduled Service Unavailability (Customer)	Scheduled Service Unavailability will be equal to or less than 20 hours per calendar quarter, or such longer period otherwise agreed to by the Parties, provided that such twenty (20) hour period (each, a “20 Hour Period”) shall not include time reasonably required for release implementations, data rebuilds, and other non-routine tasks (the time for which shall be agreed to on a case by case basis). Contractor shall, not less than ten (10) business days prior to, and not less than four (4) business days after, each Scheduled Service Unavailability event, provide to Customer a request for maintenance and report, respectively, both in the form of Annex A attached to this Exhibit G. Contractor shall not proceed with the proposed Scheduled Service Unavailability unless it has received prior written approval (e-mail is acceptable) from Customer for its request for maintenance, which approval shall not be unreasonably withheld. For greater certainty, for any Scheduled Service Unavailability in excess of 20 hours in each 20 Hour Period, Customer shall be entitled to enforce all remedies available to it, including without limitation Performance Credits as set forth in this SLR 2. No Scheduled Service Unavailability event shall exceed ten (10) hours. Each such event shall be scheduled in advance and shall be coordinated with each User’s maintenance schedule.	Service Affecting	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	Monthly

3.	SOA/LSMS Acknowledgement Response Times (Customer)	Response time (i.e., means NPAC processing time) for 95% of the responses will be equal to or less than 3 seconds, except for miscellaneous transactions, such as queries, audits and edits	Service Affecting	$[* * *]	$[* * *]	Monthly

4.	LSMS Broadcast Time (Customer)	A mean time maximum of 60 seconds from activation to broadcast	Service Affecting	$[* * *]	$[* * *]	Monthly

5.	SOA to NPAC Interface Transaction Rates (Customer)	Maintain a minimum of 2 transactions per second per User SOA for 95% of the transactions.	Service Affecting	$[* * *]	$[* * *]	Monthly

6.	NPAC to LSMS Interface Transaction Rates (Customer)	Maintain a minimum of 10 transactions per second per User LSMS for 95% of the transactions (excluding the impact of delays caused by Users)	Service Affecting	$[* * *]	$[* * *]	Monthly

			Service			Report
			Affecting/			Frequency and
			Non-Service	Performance	Performance Credit	Performance Credit
No.	Procedure	Service Commitment Level	Affecting	Credit US Dollars	Canadian Dollars	Calculation Interval
7.	SOA/LSMS Interface Availability (User)	Maintain an Interface Availability at a minimum of 99.9%	Service Affecting	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly

8.	Unscheduled Backup Cutover time (Customer)	A maximum of 10 minutes to cutover to the backup site	Service Affecting	$[* * *]	$[* * *]	Per Event

9.	NPAC/SMS Partial Disaster Restoral Interval (Customer)	Partial restoration will be equal to or less than 24 hours (Partial restoration meaning the capability of receiving, processing and broadcasting updates)	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

10.	NPAC/SMS Full Disaster Restoral (Customer)	Full restoration will occur at a maximum of 48 hours	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

11.	RESERVED

12.	User Problem Resolution	Minimum 80% calls during Normal Business Hours answered by live operators within 10 seconds	Non-Service Affecting	[* * *]	[* * *]	Monthly

13.	RESERVED

14.	User Problem Resolution	99.0% callback within 30 minutes for requests made during other than Normal Business Hours	Non Service Affecting	[* * *]	[* * *]	Monthly

15.	User Problem Resolution	A minimum of 99.5% of all commitments to get back to the User after the initial contact will be met	Non-Service Affecting	[* * *]	[* * *]	Monthly

16.	RESERVED

17.	RESERVED

18.	System Security	Monitor and record unauthorized system access	Non-Service Affecting	[* * *]	[* * *]	Per Event

19.	System Security	Remedy logon security permission errors immediately after User notification	Non-Service Affecting	[* * *]	[* * *]	Per Event

20.	RESERVED

			Service			Report
			Affecting/			Frequency and
			Non-Service	Performance	Performance Credit	Performance Credit
No.	Procedure	Service Commitment Level	Affecting	Credit US Dollars	Canadian Dollars	Calculation Interval
21.	Scheduled Service Unavailability Notification	Notice of Scheduled Service Unavailability for routine maintenance of NPAC/SMS to be given a minimum of 2 weeks in advance.	Non-Service Affecting	[* * *]	[* * *]	Per Event

Notice of Scheduled Service Unavailability for non-routine maintenance of NPAC/SMS to be given as follows:

• During Normal Business Hours — a minimum of 7 days in advance

• During Non-Normal Business Hours — a minimum of 24 hours in advance

22.	Unscheduled Service Unavailability Notification	Notify User within 15 minutes of detection of an occurrence of unscheduled Service Unavailability	Non-Service Affecting	[* * *]	[* * *]	Per Event

23.	Unscheduled Service Unavailability Notification	Provide 30-minute updates of NPAC status following an occurrence of unscheduled Service Unavailability through recorded announcement and client bulletins	Non-Service Affecting	[* * *]	[* * *]	Per Event

24.	RESERVED

25.	RESERVED

26	RESERVED

27.	RESERVED

Amendment No. 46(CA) Rev. 2		Date:	June 1, 2006
SOW:	☑No
☐Yes
ATTACHMENT 3
TO
REVISION 2 TO AMENDMENT NO. 46(CA)
Amended and Restated Section 6.1(c) of the Master Agreement

Page19

ARTICLE 6 — PRICING AND ADJUSTMENT
6.1
(a) General
Contractor shall be compensated for rendering the Services hereunder at the prices set forth in Exhibit E — Pricing Schedules (the “Pricing Schedules”). Customer will deliver an Allocation Model to Contractor for billing on or before the 30th day prior to the close of the first Billing Cycle; provided, however, that if Customer fails to provide an Allocation Model by such date and until 30 days after such Allocation Model is so provided, Contractor shall be entitled to allocate all allocable charges hereunder pro rata to the Users, and shall invoice such Users accordingly. Thereafter, Customer may change the Allocation Model on 30 days written notice period.
Except as provided in a Statement of Work or as otherwise specifically provided hereunder, Contractor will not increase the prices set forth in the Pricing Schedules during the Initial Term of this Agreement. Thereafter, the prices for Services may be increased upon not less than 90 days prior written notice to Customer; provided, however, that (i) any such price increase will not exceed the total percentage increase, if any, in the CPI for the twelve month period immediately preceding Contractor’s proposed price increase, or eight percent (8%), whichever is less and (ii) prices may not be increased more than once in any twelve month period.
(b) One Time Credit
Contractor shall on or before December 31, 2005 pay, by way of credit, the amount of USD$[* * *], which equals CA$[* * *] under the then-current conversion factor required under Exhibit E, (the “One Time Credit”) for the benefit of, and for distribution among, the Users who are shareholders of the Customer (the “Canadian Users”). The One Time Credit shall be payable by Contractor in the manner stipulated in writing by the Customer in a direction delivered to Contractor, which direction shall be delivered to Contractor no later than November 30, 2005. For greater certainty, the Parties expressly acknowledge and agree that the One Time Credit may, in the sole discretion of the Customer expressed in the direction described in the immediately preceding sentence, be payable by Contactor: (i) by way of credit against future Canadian User payment obligations to Contractor (as directed by the Customer); or (ii) by way of payment to the Customer of the One Time Credit (or a combination of (i) and (ii)), within thirty (30) days of receipt by Contractor of the direction described in this Section 6.1(b). For greater certainty, if the amount of any such credit allocated to any Canadian User, as described in (i) in the immediately preceding sentence, exceeds any such Canadian User’s payment obligations to Contractor in the month in which such credit is allocated by Contractor (as described in the immediately preceding sentence), the net amount of such credit in respect of any such Canadian User shall be applied in the next following month, and so on, until such credit is exhausted, unless otherwise directed by the Customer.
(c) Fixed Annual Credit
Subject to the requirements set forth below in this Section 6.1(c), Contractor shall, in each calendar year during the Initial Term beginning in 2006, pay an annual credit in the amount of $[* * *], which equals CA$[* * *] under the current conversion factor required under Exhibit E, for the benefit of, and for distribution among, the Canadian Users (each a “Fixed Annual Credit”). The Fixed Annual Credit shall be payable by Contractor in the manner stipulated in writing by the Customer in a direction delivered to Contractor, which direction shall be delivered to Contractor for each applicable calendar year no later than November 30 of that calendar year during the Initial Term beginning in 2006 . For greater certainty, the Parties expressly acknowledge and agree that the Fixed Annual Credit may, in the sole discretion of the Customer expressed in the direction described in the immediately preceding sentence, be payable by Contractor: (i) by way of credit against future Canadian User payment obligations to Contactor (as directed by the Customer); or (ii) by way of payment to the Customer of the Fixed Annual Credit (or a combination of (i) and (ii)), within thirty (30) days after both (A) Contractor receives the direction described in this Section 6.1(c), and (B) the annual, aggregate volume of executed Ported TN Events exceeds the applicable thresholds set forth below. For greater certainty, if the amount of any such credit allocated to any Canadian User, as described in (i) in the immediately preceding sentence, exceeds any such Canadian User’s payment obligations to the Contractor in the month in which such credit is applied by Contractor (as described in the immediately preceding sentence), the net amount of such credit in respect of any such Canadian User shall be applied in the next following month, and so on, until such credit is exhausted, unless otherwise directed by Customer. The Fixed Annual Credit shall only be payable by Contractor for each calendar year if Canadian Users, in the aggregate for each applicable calendar year, execute: (i) in the calendar year 2006, more than [* * *] TN Porting Events; (ii) in the calendar year 2007, more than [* * *] TN Porting Events; (iii) in the calendar year 2008, more than [* * *] TN Porting Events; (iv) in the calendar year 2009, more than [* * *] TN Porting Events; (v) in the calendar year 2010, more than [* * *] TN Porting Events; and (vi) in the calendar year 2011, more than [* * *] TN Porting Events. Notwithstanding anything in this Section 6.1(c) to the contrary, if the number of TN Porting Events in any calendar year does not exceed the volume thresholds set forth in the immediately preceding sentence, then that calendar year’s Fixed Annual Credit forever expires, and in no event shall such Fixed Annual Credit be available or otherwise be used in a subsequent calendar year, provided that neither Party will be prejudiced by any error or mistake in calculating the aggregate number of TN Porting Events described in the immediately preceding sentence. Upon the discovery of any such error the Parties will promptly, and in good faith correct such error, including any adjustment as may be required under this Section.
(d) No Withholding or Deduction.
All applicable credits and amounts payable described in Section 6.1(b) and Section 6.1(c) shall be applied and paid, as described herein, without withholding or any deduction whatsoever.

Amendment No. 46(CA) Rev. 2		Date:	June 1, 2006
SOW:	☑No
☐Yes
ATTACHMENT 4
TO
REVISION 2 TO AMENDMENT NO. 46(CA)
Amended and Restated Article 16 of the Master Agreement

Page22

ARTICLE 16 — DELAYS; PERFORMANCE CREDITS AND CORRECTIVE REPORTING; DEFAULTS; FORCE MAJEURE
16.1 Notice of Delays
Time is of the essence in Contractor’s performance of its obligations under this Agreement. Contractor shall promptly notify Customer in writing of any anticipated or known delay in Contractor’s performance of an obligation by the date specified therefor, if any, in this Agreement, the reasons for the delay, and the expected duration of the delay. In the event of any failure of Customer or User to perform an obligation which delays or threatens to delay a scheduled performance date of Contractor under this Agreement (“Customer/User Delay”), Contractor shall promptly notify Customer in writing of such delay or threatened delay, and Contractor’s scheduled performance date shall be extended day-for-day for any such actual delay of Customer or User directly affecting such scheduled performance date. If Contractor fails to notify Customer of a Customer/User Delay of which Customer or the applicable User does not otherwise have a prior notice (i.e., pursuant to a Project Plan), Contractor may not use such Customer/User Delay as an excuse for its failure to meet a scheduled performance date.
16.2 [Deleted]
16.3 Performance Credits
In the event that a Service Affecting Event (as defined below) shall have occurred for any reason other than the occurrence of a Force Majeure Event or a Customer/User Delay, Contractor shall pay to Customer or affected Users, as applicable, as “Performance Credits” (and as liquidated damages and not as a penalty) an aggregate sum equal to the amount set forth under the heading “Performance Credit Amount” for each such Service Affecting Event, as set forth in Exhibit G; provided, however, that in no event shall the annual aggregate amount of Performance Credits exceed $[* * *], which equals CA$[* * *] under the current conversion factor required under Exhibit E. For purposes hereof, a “Service Affecting Event” shall mean the failure of Contractor to meet a “Service Affecting” Service Commitment Level set forth in Exhibit G — Service Level Requirements; provided, however, that if the same facts and circumstances directly or indirectly result in the failure to meet more than one Service Level, all such related failures, for purposes of calculating Performance Credits which shall be due in connection therewith, shall be deemed to be a single Service Affecting Event. [Amended]
In the event that a Non-Service Affecting Event (as defined below) shall have occurred for any reason, Contractor shall not be required to pay any Performance Credits. For each Non-Service Affecting Event, Contractor shall (i) notify Customer in writing of such Non-Service Affecting Event, including in such notification an explanation of the cause of the Non-Service Affecting Event and a detailed summary of the course of actions, if any, necessary to mitigate the likelihood of such cause recurring and (ii) diligently pursue the identified course of action to completion. For purposes hereof, a “Non-Service Affecting Event” shall mean the failure of Contractor to meet one of the Service Levels other than those which give rise to Service Affecting Events.

16.4 Allocation of Damages Among Users
The aggregate amount of accrued liquidated damages under Section 16.3 above shall be allocated among Users as directed by Customer and credited against the next succeeding monthly billing to such Users for Services or, in the event Customer terminates this Agreement as a result of any such failure, shall be allocated and credited in the same manner, with the balance, if any, remaining after applying said amounts against any final billings to be paid to such Users by Contractor. Liquidated damages shall be considered as compensation for direct damages for the delay suffered by the Users other than those specified in Section 19.1(g) and Contractor shall remain liable for any of the direct damages specified in Section 19.1(g). [Amended]
16.5 Contractor Defaults
Contractor shall be in default (“Default”) under this Agreement if Contractor shall:
(a) chronically fail to provide the Canadian NPAC/SMS at one or more of the “Service Affecting” Service Levels, which failure is evidenced by recurring events of the same or similar nature that are indicative of a systemic problem and which either have been unaffected by Contractor’s repeated cure efforts, if any, or are reasonably unlikely to be cured with Contractor’s diligent efforts over a reasonable period, which in any event shall be no less than 30 days; or [Amended]
(b) fail to perform any of its other material obligations, i.e., material breach, under this Agreement (including the obligations referred to in Section 21.3, but excluding the obligations referred to in Section 16.5(a) above) and such failure continues for a period of 30 days following receipt of written notice of such failure from Customer; provided, however, that where such failure (other than with respect to a payment obligation) cannot reasonably be cured within such 30 day period, so long as Contractor is diligently pursuing such cure, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure.
Upon any Default hereunder by Contractor, Customer may, subject to Articles 19 and 26 hereof, pursue any legal remedies it may have under applicable law or principles of equity.
16.6 Force Majeure
Any failure or delay by Customer, a User or Contractor in the performance of its obligations under this Agreement shall not be deemed a Default of this Agreement to the extent such failure or delay is directly or indirectly caused by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States or Canada, court order, or the occurrence of a Force Majeure Event (as otherwise defined herein) affecting the non-performing Party’s first-tier suppliers, subcontractors or agents (i.e.,not subcontractors of subcontractors), or any other similar cause beyond the reasonable control of such Party and without the fault or negligence of such Party and which cannot be reasonably circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (each, a “Force Majeure Event”). Notwithstanding the foregoing, any failure or delay by Contractor which results from Contractor’s failure to comply with a requirement of this Agreement intended to prevent such a failure shall not be considered subject to this Article. Notwithstanding the foregoing, Contractor’s liability for loss or damage to Customer’s material in Contractor’s possession or control shall not be modified by this clause.